Exhibit 99.1

JIM JOYCE
CHAIRMAN, CEO

LD MICRO CONFERENCE
December 9, 2010

MY PRESENTATION CONTAINS PREDICTIONS, ESTIMATES, AND OTHER FORWARD
LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING
WHETHER AND WHEN OUR PRODUCTS ARE SUCCESSFULLY DEVELOPED AND
INTRODUCED, MARKET ACCEPTANCE OF OUR HEMOPURIFIER® AND OTHER
PRODUCT OFFERINGS, REGULATORY DELAYS, MANUFACTURING DELAYS, AND
OTHER RISKS DETAILED IN OUR SEC FILINGS ACCESSIBLE AT WWW. SEC.GOV.
Forward looking statements

Available Conference Documents
“A Platform Technology to Address
 Bioterrorism”
 ¤ 11/18/10
Shareholder Letter
 ¤ 12/1/10
California Equity Research Initiation
 ¤ 12/8/10

WE CREATE REVOLUTIONARY
DEVICES
THAT ADDRESS INFECTIOUS
DISEASE
& CANCER

THE FIRST MEDICAL DEVICE TO SELECTIVELY
FILTER VIRUSES AND IMMUNOSUPPRESSIVE
PARTICLES FROM CIRCULATION
THE HEMOPURIFIER®

Leveraging Established
Infrastructure

Selectively Targets the
Removal of:
Subtractive
Therapy

MEDICAL DEVICE VS.
BIOLOGIC REGULATORY
PATHWAY

70 TREATMENT EXPERIENCES IN
HUMANS

SUBSTANTIAL VIRAL LOAD
REDUCTION IN HIV AND HCV
INFECTED INDIVIDUALS

LEADING BROAD-
SPECTRUM
COUNTERMEASURE
AGAINST BIOTERROR &
PANDEMIC THREATS

NEAR-TERM
COMMERCIALIZATION
PATHWAY OVERSEAS

IDE ON FILE WITH THE FDA

GMP MANUFACTURING
ESTABLISHED THROUGH
PARTNERSHIP WITH
NEXTPHARMA TECHNOLOGIES

LOI SIGNED WITH MEMBRANA
FOR LARGE-SCALE
PRODUCTION

HEMOPURIFIER® PROVIDES A
PIPELINE INTO THREE $ MULTI-
BILLION MARKETS

OUR WILDCARD MARKET
OPPORTUNITY

The Most Advanced Broad-Spectrum
Countermeasure
Bioterror & Pandemic Threats

Virus	Collaborators	Human Variety
Ebola	CDC / USAMRIID	YES
Dengue	NIV / WHO	YES
Lassa	SFBR	YES
West Nile	Battelle	YES
H5N1 Avian	Battelle	YES
Spanish Flu of 1918-R	Battelle	YES
2009 H1N1 Swine	Battelle	YES
Monkey pox	Battelle	NO

“The Hemopurifier® is the only
strategy to address the breadth of
pathogens that could be weaponized
as agents of bioterror”
         Ken Alibek

OUR PRIMARY MARKET
FOCUS IS…..

TO ACCELERATE EARLY VIRAL LOAD
REDUCTION OF HCV STANDARD OF CARE
(SOC) DRUG THERAPY
Hepatitis-C Virus (HCV)

IN THE ABSENCE OF DRUG
THERAPY

5 Day HCV Treatment Studies

ONE WEEK STUDY - THREE HEMOPURIFIER®
TREATMENTS

OUR STRATEGY IS TO
COMBINE OUR
HEMOPURIFIER® WITH HCV-
SOC TO ACCELERATE EARLY
VIRAL DEPLETION

VIRAL FILTRATION HAS BEEN
PROVEN TO IMPROVE HCV
CURE RATES!

Validation for Viral Filtration
Therapy
Success
%

An Enduring Adjunct
Opportunity
☐ Hemopurifier® + Current SOC
☐ Hemopurifier® + Future Iterations of
 SOC
 ¤ 65 drugs in competition

The Hemopurifier® + HCV SOC
Study
☐ Enrollment has been initiated at the
 Medicity
☐ Up to 30 Patients
☐ Up to 6 treatments in first 3 days of SOC
☐ Clinical endpoints include:
 ¤ Immediate Virologic Response (IVR)
 ¤ Rapid Virologic Response (RVR)
 ¤ Early Virologic Response (EVR)
☐ Positive outcomes trigger
 commercialization

OUR HEMOPURIFIER® IS THE ONLY
TREATMENT STRATEGY TO ADDRESS DRUG
RESISTANT AIDS PATIENTS
Human Immunodeficiency Virus (HIV)

DO HIV INFECTED
INDIVIDUALS HAVE TO DIE
WHEN THEY NO LONGER
RESPOND TO THEIR MEDS?

IN THE ABSENCE OF DRUG
THERAPY

HIV/AIDS Patient Data
92% reduction of viral load
Improved CD4+ T-cell %
30 DAY STUDY - THREE HEMOPURIFIER® TREATMENTS PER WEEK
AIDS

IF YOU HAVE CANCER…………

EXOSOMES ARE SECRETED BY
ALL TUMORS, LYMPHOMAS, &
LEUKEMIAS

Exosomes are
Immunosuppressive
☐ Induce Apoptosis
☐ Disrupt T-Cell Signaling
☐ Inhibit Cytokine Production
☐ Angiogenesis
☐ Metastasis

Tumor-Secreted Exosomes

OUR HEMOPURIFIER® IS THE
SOLE THERAPEUTIC STRATEGY
TO ADDRESS
IMMUNSUPPRESSIVE EXOSOMES

GOAL IS TO MAXIMIZE THE
ABILITY OF THE IMMUNE
SYSTEM AND/OR OTHER
THERAPIES TO COMBAT
CANCER?

A Complementary Therapeutic

☐ Targets Benefit w/o
 ¤ Stacking additional drug
 toxicity
 ¤ Adding drug interaction risk

Recent Additions
to the AEMD
Team

September 3rd
FABIANI & COMPANY
ENGAGED
TO REESTABLISH
BIODEFENSE & PANDEMIC
THREAT PROGRAMS

October 26th
MIRIAM PROVOST NAMED
 U.S. REGULATORY
 ADVISOR

Miriam Provost
☐ 13 Years at FDA-ODE
 ¤ Deputy Director
 ¤ Division Director
 ¤ Branch Chief

October 28th
ROD KENLEY NAMED
 PRESIDENT

Rod Kenley
☐ BAXTER
 ¤ Conceived the HomeChoice Peritoneal Dialyzer
 ■ International Marketing Manager
 ■ Director of Worldwide Product Planning
 ■ Director of Advanced Product Development
☐ AKSYS LTD
 ¤ Founder
 ¤ Commercialized the PHD System, the first daily
 home hemodialysis machine
☐ DEKA RESEARCH

The HomeChoice® Device

CREATE A PORTABLE
HEMOPURIFIER® TO DELIVER
IN-HOME BENEFIT

Selected 2011 Milestone
Targets
☐ HCV TREATMENT DATA
☐ HCV Commercialization
☐ Approval to Initiate U.S. Studies
☐ Clinical Partners Established in EU
☐ Multiple Bioterror Contract/Grant
 Submissions
☐ Cancer
 ¤ Data from multiple studies
 ¤ Disclosure of collaborative partnerships
☐ Advance Mobile/In Home Hemopurifier®

CREATING REVOLUTIONARY
DEVICES
THAT ADDRESS INFECTIOUS
DISEASE
& CANCER

JIM JOYCE
CHAIRMAN, CEO

8910 UNIVERSITY CENTER LANE
SAN DIEGO, CA. 92122

JJ@AETHLONMEDICAL.COM
858.459.7800 X301

ASSISTANT: CHARLENE OWEN
COWEN@AETHLONMEDICAL.COM
858.459.7800 X305

aethlon
MEDICAL, INC.



aethlon MEDICAL, INC.


aethlon
Hemopurifier(R)
aethlon
Hemopurifier(R)


4
5


EXOSOMES
VIRAL PROTEINS
VIRUSES



HCV

- 180m infected
- $4.4bn in 2009
- $9.1bn in 2015

HIV

- 33m infected
- $12bn in 2009
- $13.7bn in 2016

CANCER

- 12m new cases/yr
- 7m deaths/yr
- $50bn in 2008
- $110bn in 2013






100%
80%
60%
40%
20%
0%
Treatment 1
Treatment 2
Treatment 3
3-days Post
Treatment
MIN
MAX


SVR rates of HCV patients who previously failed or relapsed interferon/ribavirin (SOC)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
SOC
SOC + Telaprevir (VRTX $7 bn)
SOC + Viral Filtration (Asahi V-Rad)
Hemopurifier + SOC (projected)




120000
100000
80000
60000
40000
20000
0
Treatment 1
Treatment 12


20
18
16
14
12
10
8
6
4
2
0
Treatment 1
Treatment 12


tumor exosomes
cell
membrane
cytoplasm
250 nm


STUDIES
OVARIAN
POP STUDY COMPLETED
BREAST
POP STUDY COMPLETED
MELANOMA
POP STUDY COMPLETED
LYMPHOMA
Disclosure Forthcoming
PANCREATIC
PROSTATE
BRAIN
PEDIATRIC
COLORECTAL
Disclosure Forthcoming


Cancer
Validation
Studies

U.S. Clinical Programs


PRESS GO TO START



aethlon MEDICAL, INC.